                                                                  Exhibit 10.19B

                                                                  EXECUTION COPY
                                AMENDMENT NO. 3
                          TO SECURITIZATION AGREEMENTS

     AMENDMENT NO. 3, dated as of April 7, 1998, among PAMECO SECURITIZATION CORPORATION, a Delaware company ("PSC"), PAMECO CORPORATION, a Georgia company
                                  ---
("Pameco"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC
  ------                                      -------
CAPITAL CORPORATION, a New York company ("GECC").
                                          ----

     WHEREAS, Pameco, as originator (in such capacity, the "Originator") and PSC
                                                            ----------
are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer
                                                             --------
Agreement");
---------

     WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as
                                                     ------
purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such
                                  ---------
capacity, the "Operating Agent") and collateral agent (in such capacity, the
               ---------------
"Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer")
-----------------                                                   --------
are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");
-------------------

     WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement and the Purchase
     -------------------
Agreement, the "Securitization Agreements"); and
                -------------------------

     WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1 Definitions. All capitalized terms used herein, unless
                 -----------
otherwise defined, are used as defined in the Purchase Agreement.


                                  ARTICLE II
                       AMENDMENTS TO TRANSFER AGREEMENT

     SECTION 2.1  Amendment to Section 7.04.  Section 7.04(a) of the Transfer
                  -------------------------
Agreement is hereby amended by deleting therefrom the amount "$50,000,000" as it appears therein and substituting therefor the amount "$60,000,000".

     SECTION 2.2 New Promissory Note. On the effective date of this Amendment
                 -------------------
No. 3, Pameco shall execute and delivery to PSC a Promissory Note (the "New
                                                                        ---
Promissory Note") substantially in the form of Annex A hereto, in substitution
---------------
and exchange for, but not in payment of, that certain promissory note of Pameco dated June 3, 1997 made in favor of PSC in the principal amount of $50,000,000.


                                  ARTICLE III
                       AMENDMENTS TO PURCHASE AGREEMENT

     SECTION 3.1  Amendment to Section 14.02.  Section 14.02 of the Purchase
                  --------------------------
Agreement is amended by deleting the third, fourth and fifth sentences of such
Section 14.02 and substituting the following in lieu thereof:

     "The Purchaser, the Operating Agent or the Collateral Agent may, at any time, assign any of its rights and obligations hereunder or interests herein to any Affiliate of GE Capital, any party to any Program Document or any GE Capital-sponsored conduit and any such assignee may further assign, at any time, its rights and obligations hereunder or interests herein (including any rights it may have in and to the Transferred Receivables and the Seller Collateral and any rights it may have to exercise remedies hereunder), in each case without the consent of any of the Originator, the Seller and the Servicer. The Seller acknowledges and agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of the Purchaser, all of the obligations of the Seller hereunder."

     SECTION 3.2 Amendment to Schedule 3. Schedule 3 to the Purchase Agreement
                 -----------------------
is amended by deleting therefrom the definitions of the terms "Daily Margin" and
                                                               ------------
"Daily Default Margin" and by substituting the following new definitions of such
 --------------------
terms in lieu thereof:

     "Daily Margin" and "Daily Default Margin" mean the following percentages
      ------------       --------------------
  divided by 360:


     Daily Margin    Daily Default Margin   Interest Coverage Ratio
     ------------    --------------------   -----------------------
     1.25%           3.25%                  Less than 1.75
     1.00%           3.00%                  Greater than or equal to 1.75 and
                                             less than 3.50
     0.75%           2.75%                  Greater than or equal to 3.50

  The term "Interest Coverage Ratio" shall have the meaning ascribed to such term in the Credit Agreement.

     SECTION 3.3 Amendment to Exhibit H. Exhibit H to the Purchase Agreement is
                 ----------------------
amended by:

          (a) deleting therefrom Section 1(a) of such Exhibit and substituting in lieu thereof the following Section 1(a):

             "(a) Servicer EBITDA. As of the last day of each fiscal quarter of
                  ---------------
     the Servicer, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:


     Fiscal Quarter Ending                Amount
     ---------------------                ------

     May 31, 1998                      $ 15,000,000
     August 31, 1998                   $ 16,000,000
     November 30, 1998                 $ 18,000,000
     February 28, 1999                 $ 19,000,000
     Each fiscal quarter thereafter    $ 20,000,000"

          (b) deleting therefrom Section 1(b) of such Exhibit and substituting in lieu thereof the following Section 1(b):

             "(b)  Reserved."

          (c) deleting therefrom Section 1(c) of such Exhibit and substituting in lieu thereof the following Section 1(c):

             "(c) Fixed Charge Coverage Ratio.  As of the last day of each
                  ---------------------------
        fiscal quarter of the Servicer, the ratio of (i) Consolidated EBITDA to
        (ii) Consolidated Fixed Charges for the preceding twelve consecutive fiscal months shall not be less than 1.25 to 1.0."

          (d) deleting therefrom Section 1(d) of such Exhibit and substituting in lieu thereof the following Section 1(d):

             "(d)  Maintenance of Net Worth.  (i) The Company Net Worth on the
                   ------------------------
     last day of each fiscal quarter ending on the day set forth below shall not be less than the amount set forth opposite such date:


     Fiscal Year Ending                          Amount
     ------------------                          ------

     May 31, 1998 (first fiscal quarter)         $65,000,000
     August 31, 1998 (second fiscal quarter)     $65,000,000
     November 30, 1998 (third fiscal quarter)    $65,000,000
     February 28, 1999 (fiscal year)             $65,000,000 plus 50% of
                                                             ----
                                                   Consolidated Net Income
                                                   for the fiscal year then
                                                   ended

             (ii) Commencing with the fiscal year of the Servicer ending on February 28, 2000, (A) the Company Net Worth on the last day of each of the first, second and third fiscal quarters of each fiscal year of the Servicer shall not be less than the minimum Company Net Worth of the Servicer required pursuant to this paragraph (d) for the fourth quarter of the immediately preceding fiscal year of the Servicer and (B) the Company Net Worth on the last day of each fiscal year of the Servicer shall not be less than the minimum Company Net Worth required pursuant to this paragraph (d) for the third quarter of such fiscal year plus 50% of Consolidated Net Income for such fiscal year."


                                  ARTICLE IV
                             AMENDMENTS TO ANNEX X

     Section 4.1  Amendments to Annex X.  Annex X is hereby amended by:
                  ---------------------

        (a) inserting in the definition of "Credit Agreement" the words "Amended and Restated" before "Credit Agreement" as it appears in such definition;

        (b) deleting from the definition of "Fee Letter" the date "June 3, 1997" and substituting therefor the date "April 7, 1998";

        (c) deleting from the definition of "Final Purchase Date" the date "November 21, 2001" and substituting therefor the date "March 10, 2003";

        (d) deleting from the definition of "Maximum Purchase Limit" the amount "$50,000,000" and substituting therefor the amount "$60,000,000";


                                   ARTICLE V
                    AMENDMENTS TO LIQUIDITY AGREEMENT, ETC.

     SECTION 5.1.  Amendment to Section 1.01.  The definition of "Liquidity
                   -------------------------
Commitment" appearing in Section 1.01 of the Liquidity Agreement is amended by deleting the number "$51,500,000" appearing therein and by inserting, in lieu thereof, the number "$61,800,000".

     SECTION 5.2  AMENDMENT TO RFC SUPPLEMENT.  That certain RFC Supplement
                  ---------------------------
dated as of April 29, 1996 between Redwood and GECC (as heretofore amended, the "RFC Supplement") is hereby amended by deleting the number "$50,000,000"
 --------------
appearing therein and by inserting, in lieu thereof, the number "$60,000,000".

     SECTION 5.3  AMENDMENT TO FORM OF LIQUIDITY NOTES.  Exhibit C to the
                  ------------------------------------
Liquidity Agreement is hereby amended by deleting such Exhibit in its entirety and by inserting, in lieu thereof, a new Exhibit C in the form of Annex B hereto.


                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES

     SECTION 6.1  Representations and Warranties of PSC and Pameco.  Each of
                  ------------------------------------------------
PSC and Pameco represents and warrants that:

     (a) each of this Amendment No. 3 and the New Promissory Note has been duly authorized, executed and delivered by each such party which is a signatory thereto;

     (b) each of this Amendment No. 3 and the New Promissory Note constitutes the legal, valid and binding obligation of each such party which is a signatory thereto;

     (c) each of the representations and warranties of such party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the Securitization
                         --------  ----
Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 3 and to the Transfer Agreement as amended by this Amendment No. 3, respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.

     SECTION 6.2  Representations and Warranties of Redwood.  Redwood represents
                  -----------------------------------------
and warrants that:

     (a) this Amendment No. 3 has been duly authorized, executed and delivered by Redwood;

     (b) this Amendment No. 3 constitutes the legal, valid and binding obligation of Redwood; and

     (c) each of the representations and warranties of Redwood set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the Securitization Agreements
                    --------  ----
to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 3 and to the Transfer Agreement as amended by this Amendment No. 3, respectively, and references to the Pameco Note shall be deemed references to the New Promissory Note.

                                  ARTICLE VII
                             CONDITIONS PRECEDENT

     SECTION 7.1  Conditions Precedent.    This Amendment No. 3 shall become
                  --------------------
effective (the actual date of such effectiveness, the "Amendment Effective
                                                       -------------------
Date") as of the date first above written subject to satisfaction of the following conditions precedent: that the Purchaser, the Operating Agent and the Collateral Agent shall each have received the following, in form and substance satisfactory to the Operating Agent:

     (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

     (b) PSC shall have received the New Promissory Note, executed and delivered by a duly authorized officer of Pameco;

     (c) the Operating Agent, Redwood, the Seller and the Servicer shall have executed and delivered the Fee Letter dated April 7, 1998;

     (d) the Purchaser, Operating Agent and Collateral Agent shall have received the executed legal opinion (including confirmation of true sale opinion) of Kilpatrick Stockton LLP, counsel to the Seller and the Servicer, in form and substance satisfactory to the Operating Agent;

     (e) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 3, (ii) a copy of the such party's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 3 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (f) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes C-1 and C-2 hereto, respectively;

     (g) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 3 and the New Promissory Note, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 3 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (h) the Operating Agent shall have received rating agency letters from Moody's Investors Service and Standard & Poor's Rating Services affirming the rating of the Redwood commercial paper as "Prime-1" and "A-1+", respectively, after giving effect to this Amendment No. 3 and consummation of the transactions contemplated hereby; and

     (i) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.


                                 ARTICLE VIII
                                 MISCELLANEOUS

     Section 8.1  Counterparts.  This Amendment No. 3 may be executed on any
                  ------------
number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 8.2  GOVERNING LAW.  THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 8.3  Expenses.  Pameco agrees to pay and reimburse the Operating
                  --------
Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 3, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        PAMECO SECURITIZATION CORPORATION


                                        By  _____________________________
                                            Title:


                                        REDWOOD RECEIVABLES CORPORATION


                                        By  _____________________________
                                            Title:


                                        PAMECO CORPORATION


                                        By  _____________________________
                                            Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Operating Agent and Collateral Agent


                                        By  _____________________________
                                            Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Liquidity Agent


                                        By  _____________________________
                                            Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Letter of Credit Agent and Letter
                                         of Credit Provider


                                        By  _____________________________
                                            Title: